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                                                                    EXHIBIT 10.3




                                 AMENDMENT NO. 2
                                       TO
                        DMS-MTX CELLULAR SUPPLY AGREEMENT
                                     BETWEEN
                                 ALAMOSA PCS LLC
                                       AND
                              NORTHERN TELECOM INC.

This Amendment No. 2 is made effective as of the 1st day of March 1999, by and between Northern Telecom Inc. ("Seller") and Alamosa PCS LLC ("Buyer").

WHEREAS, Buyer and Seller entered into a Supply Agreement dated December 21, 1998 for the sale and purchase of Seller's Equipment and Services ("Agreement"); and,

WHEREAS, Buyer and Seller now desire to amend the Agreement to adjust Buyer's Volume Commitment; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller hereby agree to amend the Agreement as follows:


1. Amend Section 5.3 by deleting the reference to "seventy-two million dollars ($72,000,000)" and replacing it with "eighty-two million dollars ($82,000,000)".


2. Except as specifically modified by Amendment No. 1 and this Amendment No. 2, the Agreement in all other respects shall continue in full force and effect.



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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their representatives being thereunto duly authorized.


ALAMOSA PCS LLC                         NORTHERN TELECOM INC.

By: /s/ DAVID SHARBUTT                  By: /s/ NANCY J. WHITE
   ----------------------------------      ------------------------------------
Name:   David Sharbutt                  Name: Nancy J. White
     --------------------------------        ----------------------------------
               (Type/Print)                           (Type/Print)

Title: Chairman of the Board            Title: VP & GM, Wireless Solutions
      -------------------------------         ---------------------------------
Date:    3-12-99                        Date:    3-12-99
     --------------------------------        ----------------------------------


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